Notice of Award of Restricted Stock Units            Harley-Davidson, Inc.
And Restricted Stock Unit Agreement                or Subsidiaries
(Standard International)                         ID:39-1805420

<first_name><Last_name                Restricted Stock Units
ID: <emp_id>                        Plan:     2020 Incencitve Stock Plans

______________________________________________________________________

Effective <award_date> (the “Grant Date”), you have been granted Restricted Stock Units with respect to <shares_awarded> shares of Common Stock of Harley-Davidson, Inc. (“HDI”). This grant is made under HDI's 2020 Incentive Stock Plan (the “Plan”).

Subject to accelerated vesting and forfeiture as described in Exhibit A, a portion of the Restricted Stock Units (Restricted Stock Units with the same scheduled vesting date are referred to as a “Tranche”) shall become fully unrestricted (or “vest”) in accordance with the following schedule:

Restricted Stock Units Tranche	Vesting Date

One-third of the Restricted Stock Units (Tranche #1)	The first anniversary of the Grant Date
An additional one-third of the Restricted Stock Units (Tranche #2)	The second anniversary of the Grant Date
The final one-third of the Restricted Stock Units (Tranche #3)	The third anniversary of the Grant Date

As soon as practicable following the date on which the Restricted Stock Units vest, the Company will make a cash payment to you in your local currency using the spot rate on the vesting date, less applicable withholding, equal to the product obtained by multiplying the Fair Market Value of a share of Common Stock of HDI on the vesting date by the number of Restricted Stock Units that have become vested on such date.

The Restricted Stock Units are granted under and governed by the terms and conditions of the Plan and this Restricted Stock Unit Agreement including Exhibit A. Additional provisions regarding your Restricted Stock Units and definitions of capitalized terms used and not defined in this Restricted Stock Unit Agreement can be found in the Plan. Without limitation, “Committee” means the Human Resources Committee of the Board or its delegate in accordance with the Plan.

HARLEY-DAVIDSON, INC. and Subsidiaries

Tori Termaat
Chief Human Resources Officer

Exhibit A to Restricted Stock Unit Agreement

Confidential Information: In consideration of your agreement to the terms of this Restricted Stock Unit Agreement by your acceptance of this Restricted Stock Unit Agreement, the Company promises to disclose to you from time to time confidential and competitively sensitive information concerning, among other things, the Company and its strategies, objectives, performance and business prospects. You may use this information to perform your duties to the Company as well as in determining whether to accept an equity award. You shall not use and/or disclose this information for any purpose prohibited by the Company’s policies and guidelines concerning insider trading and/or as otherwise prohibited by this Restricted Stock Unit Agreement.
Certain Definitions: The following definitions apply in this Restricted Stock Unit Agreement:
(1) “Company” or “the Company” means HDI and all of its subsidiaries and affiliates engaged in the development, manufacture, procurement, marketing, financing, or selling of two- or three-wheeled motorcycles; motorcycle parts, accessories, and clothing; or other motorcycle-related or motorcycle brand-identified products or services including financial services.
(2) “Competitive Business” as used in this Restricted Stock Unit Agreement means any person, firm, corporation, or entity of any type other than the Company that: (a) is engaged in developing, making, marketing or selling: (i) two- or three-wheeled motorcycles; (ii) motorcycle parts, motorcycle accessories, and/or motorcycle clothing; or (iii) other motorcycle-related or motorcycle brand-identified products or services; and (b) markets or sells, or is reasonably expected to market or sell, directly or indirectly, such as through a dealer or dealer network, any of these products or services in any Prohibited Territory. Examples of a Competitive Business provided for your convenience and subject to change in an evolving marketplace include, but is not limited to the following: KTM AG; Husqvarna Motorcycles GmbH; Royal Enfield; Erik Buell Racing LLC; MV AGUSTA Motor S.p.A.; Parts Unlimited; Tucker Rocky Distributing; Polaris Industries, Inc.; Victory Motorcycles; Indian Motorcycle Company; Triumph Motorcycles Ltd.; Honda Racing Corporation; Yamaha Motor Co., Ltd.; Suzuki Motor Corporation; Kawasaki Motorcycle & Engine Company; Zero Motorcycles, Inc.; Brammo, Inc.; BMW Motorrad; Bombardier Recreational Products Inc.; Bajaj Auto Limited; TVS Motor Company Ltd.; The Hero Group, Ltd.; and Ural Motorcycles. Tesla, Inc. would be another example of a Competitive Business if Tesla is engaged in developing, manufacturing, marketing or selling a two- or three-wheeled motorcycle and/or related products or services.
(3) “Confidential Information” means any and all non-public information, ideas, and materials, other than Trade Secrets, in whatever form, tangible or intangible, related to Company’s business (including, without limitation, the business of any entity owned by, controlled by, or affiliated with the Company) that provides Company with a competitive business advantage by virtue of the information, idea, or material not being generally known to Company’s competitors, Company’s customers, and/or the general public. Confidential Information includes, but is not limited to: project files, product designs, drawings, sketches and processes; production characteristics; testing procedures and results thereof; manufacturing methods, processes, techniques and test results; plant layouts, tooling, engineering evaluations and reports; business plans, financial statements and projections; operating forms (including contracts) and procedures; payroll and personnel records; non-public marketing materials, plans and proposals; customer lists and information, and target lists for new clients and information relating to potential clients; software codes and computer programs; training manuals; policy and procedure manuals; raw materials sources, price and cost information; administrative techniques and documents; and information received by the Company under an obligation of confidentiality to a third party. Confidential Information does not include any information, idea, or material (i) that is disclosed to you without confidential or proprietary restriction by a third party who rightfully possesses the information, idea, or material (likewise without confidential or proprietary restriction) prior to or independent of your employment, (ii) that is rightfully in your possession or part of your general knowledge prior to or independent of your employment, or (iii) that is or becomes publicly known or is legitimately in the public domain through lawful means and without breach of this Restricted Stock Unit Agreement by you, or breach of a similar agreement by others.
(4) “Prohibited Territory” shall mean any country in which the Company, at any time during the time period from the date of this Restricted Stock Unit Agreement through the last day of your employment with the Company, (a) directly or indirectly, such as through a dealer network, marketed or sold its motorcycles or motorcycle-related products or services, or (b) had documented plans to market or sell, directly or indirectly, its motorcycles or motorcycle-related products or services (unless such plans had been abandoned).
(5) “Trade Secrets” means any information, including any data, plan, drawing, specification, pattern, procedure, method, computer data, system, program or design, device, list, tool, or compilation, that relates to the present or planned business of the Company and which: (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means to, other persons who can obtain economic value from their disclosure or use; and (ii) is the subject of efforts that are reasonable under the circumstances to maintain their secrecy. To the extent that the foregoing definition is inconsistent with a definition of "trade secret" under applicable law, the latter definition shall control.

(6) Neither Confidential Information nor Trade Secrets include general skills or knowledge or skills that you obtained prior to your employment with the Company.
Confidentiality:
(1) During the time period from the date of this Restricted Stock Unit Agreement through the date that is two years after the last day of your employment with the Company, regardless of whether your termination of employment is voluntary or involuntary or the reason therefor, you shall not use or disclose any Confidential Information except for the benefit of the Company in the course of your employment by the Company and shall not use or disclose any Confidential Information in competition with or to the detriment of the Company, or for your benefit or the benefit of anyone else other than the Company.
(2) During the time period from the date of this Restricted Stock Unit Agreement and for so long thereafter as such information is not generally known to, and not readily ascertainable by proper means to, other persons who can obtain economic value from its disclosure or use, you will maintain all Trade Secrets to which you have received access while employed by the Company as confidential and as the property of the Company. Nothing in this Agreement shall limit Company’s remedies with respect to your unauthorized use and/or disclosure of Trade Secrets. You understand and acknowledge that you are hereby being provided notice that under the 2016 Defend Trade Secrets Act (DTSA): (i) No individual will be held criminally or civilly liable under federal or state trade secret law for the disclosure of a trade secret (as defined under the DTSA) that: (1) is made in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and made solely for the purpose of reporting or investigating a suspected violation of law; or (2) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal so that it is not made public; and (ii) An individual who pursues a lawsuit for retaliation by an employer for reporting a suspected violation of the law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal, and does not disclose the trade secret, except as permitted by court order.
(3) Upon termination of your employment with the Company, you will turn over immediately to the Company all Confidential Information and Trade Secrets (including all paper and electronic copies), and you shall retain no copies thereof. You shall attend an exit interview at or around the time of termination and sign a written statement certifying your compliance with the terms of this Restricted Stock Unit Agreement. This Restricted Stock Unit Agreement, including, but not limited to, this confidentiality provision, does not restrict or prevent you from filing a charge or complaint with or from participating in an investigation or proceeding conducted by the EEOC, the National Labor Relations Board, the Securities and Exchange Commission, or any other federal, state, or local agency charged with the enforcement of any laws, including providing documents or other information, or exercising your rights under Section 7 of the NLRA to engage in protected, concerted activity with other employees.
Competitive Employment: During the time period from the date of this Restricted Stock Unit Agreement through the date that is one year after the last day of your employment with the Company, regardless of whether your termination of employment is voluntary or involuntary or the reason therefor, you shall not substantially participate in, supervise, or manage, any activities or services, which are the same as, or substantially similar in function or purpose to, those you performed for the Company during the last twelve (12) months of your employment, or that are likely to result in the unauthorized use or disclosure of Confidential Information or Trade Secrets, for any Competitive Business in the Prohibited Territory. This restriction applies whether Employee is engaged to substantially participate in, supervise, or manage such activities or services as an employee, independent contractor, or consultant under the terms of any agreement, whether verbal, implied, or written.
No Solicitation of Certain Employees: During the time period from the date of this Restricted Stock Unit Agreement through the date that is two years after the last day of your employment with the Company, regardless of whether the termination of your employment is voluntary or involuntary or the reason therefor, you shall not, directly or indirectly, solicit or induce, or assist in any manner in the solicitation or inducement of any employee of the Company who was subject to your direct supervision or about whom you received any Confidential Information, in either event during any part of the last two years of your employment with the Company, to accept any employment, consulting, contracting or other confidential relationship with a Competitive Business. You understand, acknowledge, and agree that such solicitation will disrupt, damage, impair, and interfere with the Company’s business and have a substantial negative impact on the Company’s ability to compete.
No Solicitation of Certain Customers: During the time period from the date of this Restricted Stock Unit Agreement through the date that is two years after the last day of your employment with the Company, regardless of whether the termination of your employment is voluntary or involuntary or the reason therefor, you shall not on behalf of or in connection with any Competitive Business, directly or indirectly, solicit or induce, or assist in any manner in the solicitation or inducement of any customer, distributor or dealer of the Company’s products or services to terminate its relationship with the Company or to purchase or deal in products or services competitive with the Company’s products or services, if you had any material contact with or learned any Confidential Information about the customer, distributor or dealer, in either event through performance of your job duties and responsibilities or through otherwise performing services on behalf of the Company during any part of the last two years of your employment with the Company.
Termination of Employment:
(1) If you cease to be employed by the Company for reasons other than Cause (as defined in the Plan) on or after age fifty-five (55) and if such cessation of employment occurred after the first anniversary of the Grant Date, then, effective immediately prior to the time of cessation of employment, any Restricted Stock Units that were not previously vested will become vested.
(2) Subject to clause (1), if your employment with the Company is terminated for any reason other than death, Disability or Retirement (based solely on clause (ii) of the definition of such term in the Plan, which requires the consent of the Committee), then you will forfeit any Restricted Stock Units that are not vested as of the date your employment is terminated.
(3) Subject to clause (1), if you cease to be employed by the Company by reason of death, Disability or Retirement (based solely on clause (ii) of the definition of such term), then, effective immediately prior to the time of cessation of employment, a portion of the unvested Restricted Stock Units in each Tranche will vest, which portion will be equal to the number of unvested Restricted Stock Units in that Tranche multiplied by a fraction the numerator of which is the number of Months (counting a partial Month as a full Month) from the Grant Date until the date your employment is terminated by reason of death, Disability or Retirement (based solely on clause (ii) of the definition of such term), and the denominator of which is the number of Months from the Grant Date to the anniversary date on which such Tranche would otherwise have become unrestricted if your employment had continued, and you will forfeit the remaining Restricted Stock Units that are not vested. For purposes of this Agreement, a “Month” shall mean the period that begins on the first calendar day after the Grant Date, or the anniversary of the Grant Date that occurs in each calendar month, and ends on the anniversary of the Grant Date that occurs in the following calendar month.
Voting Rights and Dividends: You are not entitled to exercise any voting rights with respect to the Common Stock of HDI underlying your Restricted Stock Units. You will be credited with a cash amounts equivalent to any dividends and other distributions paid with respect to the Common Stock of HDI underlying your Restricted Stock Units (reduced for any tax withholding due), so long as the applicable record date occurs before you forfeit such Restricted Stock Units, and such dividend equivalents will remain subject to the same risk of forfeiture and other terms as the Restricted Stock Units with respect to which they were credited. If, however, any dividends or distributions with respect to the Common Stock of HDI underlying your Restricted Stock Units are paid in Shares rather than cash, you will be credited with additional Restricted Stock Units equal to the number of shares that you would have received had your Restricted Stock Units been actual Shares, and such Restricted Stock Units will be subject to the same risk of forfeiture and other terms of this Restricted Stock Unit Agreement as are the Restricted Stock Units that are granted contemporaneously with this Restricted Stock Unit Agreement. Any amounts due to you under this provision shall be paid to you, in cash in your local currency (using the spot rate then in effect), at the same time as payment is made in respect of the Restricted Stock Units with respect to which the dividend equivalents relate.

Tax Withholding: To the extent that your receipt of Restricted Stock Units, the vesting of Restricted Stock Units or your receipt of payments in respect of Restricted Stock Units results in income to you for federal or local taxes, the Company has the right and authority to deduct or withhold from any compensation it would pay to you (including payments in respect of Restricted Stock Units) an amount, and/or to treat you as having surrendered vested Restricted Stock Units having a value, sufficient to satisfy its withholding obligations. In its discretion, the Company may require you to deliver to the Company or to such other person as the Company may designate at the time the Company is obligated to withhold taxes that arise from such receipt or vesting, as the case may be, such amount as the Company requires to meet its withholding obligation under applicable tax laws or regulations.

Rejection/Acceptance: You have ninety (90) days following the Grant Date to accept this Award through your Fidelity account. If you have not accepted this Award within ninety (90) days following the Grant Date, the Restricted Stock Units granted herein shall be automatically forfeited. If you choose to accept this Restricted Stock Unit Agreement, then you accept the terms of this Award, acknowledge these tax implications and agree and consent to all amendments to the Plan, the Harley-Davidson, Inc. 2009 Incentive Stock Plan and the Harley-Davidson, Inc. 2014 Incentive Stock Plan through the Grant Date as they apply to this Award and any prior awards to you of any kind under such plans.
Effective <award_date> (the “Grant Date”), you have been granted Restricted Stock Units with respect to <shares_awarded> shares of Common Stock of Harley-Davidson, Inc. (“HDI”). This grant is made under HDI's 2020 Incentive Stock Plan (the “Plan”).

Subject to accelerated vesting and forfeiture as described in Exhibit A, a portion of the Restricted Stock Units (Restricted Stock Units with the same scheduled vesting date are referred to as a “Tranche”) shall become fully unrestricted (or “vest”) in accordance with the following schedule:

Restricted Stock Units Tranche	Vesting Date

One-third of the Restricted Stock Units (Tranche #1)	The first anniversary of the Grant Date
An additional one-third of the Restricted Stock Units (Tranche #2)	The second anniversary of the Grant Date
The final one-third of the Restricted Stock Units (Tranche #3)	The third anniversary of the Grant Date

As soon as practicable following the date on which the Restricted Stock Units vest, the Company will make a cash payment to you in your local currency using the spot rate on the vesting date, less applicable withholding, equal to the product obtained by multiplying the Fair Market Value of a share of Common Stock of HDI on the vesting date by the number of Restricted Stock Units that have become vested on such date.

The Restricted Stock Units are granted under and governed by the terms and conditions of the Plan and this Restricted Stock Unit Agreement including Exhibit A. Additional provisions regarding your Restricted Stock Units and definitions of capitalized terms used and not defined in this Restricted Stock Unit Agreement can be found in the Plan. Without limitation, “Committee” means the Human Resources Committee of the Board or its delegate in accordance with the Plan.

HARLEY-DAVIDSON, INC. and Subsidiaries

Tori Termaat
Chief Human Resources Officer

Exhibit A to Restricted Stock Unit Agreement

Confidential Information: In consideration of your agreement to the terms of this Restricted Stock Unit Agreement by your acceptance of this Restricted Stock Unit Agreement, the Company promises to disclose to you from time to time confidential and competitively sensitive information concerning, among other things, the Company and its strategies, objectives, performance and business prospects. You may use this information to perform your duties to the Company as well as in determining whether to accept an equity award. You shall not use and/or disclose this information for any purpose prohibited by the Company’s policies and guidelines concerning insider trading and/or as otherwise prohibited by this Restricted Stock Unit Agreement.
Certain Definitions: The following definitions apply in this Restricted Stock Unit Agreement:
(1) “Company” or “the Company” means HDI and all of its subsidiaries and affiliates engaged in the development, manufacture, procurement, marketing, financing, or selling of two- or three-wheeled motorcycles; motorcycle parts, accessories, and clothing; or other motorcycle-related or motorcycle brand-identified products or services including financial services.
(2) “Competitive Business” as used in this Restricted Stock Unit Agreement means any person, firm, corporation, or entity of any type other than the Company that: (a) is engaged in developing, making, marketing or selling: (i) two- or three-wheeled motorcycles; (ii) motorcycle parts, motorcycle accessories, and/or motorcycle clothing; or (iii) other motorcycle-related or motorcycle brand-identified products or services; and (b) markets or sells, or is reasonably expected to market or sell, directly or indirectly, such as through a dealer or dealer network, any of these products or services in any Prohibited Territory. Examples of a Competitive Business provided for your convenience and subject to change in an evolving marketplace include, but is not limited to the following: KTM AG; Husqvarna Motorcycles GmbH; Royal Enfield; Erik Buell Racing LLC; MV AGUSTA Motor S.p.A.; Parts Unlimited; Tucker Rocky Distributing; Polaris Industries, Inc.; Victory Motorcycles; Indian Motorcycle Company; Triumph Motorcycles Ltd.; Honda Racing Corporation; Yamaha Motor Co., Ltd.; Suzuki Motor Corporation; Kawasaki Motorcycle & Engine Company; Zero Motorcycles, Inc.; Brammo, Inc.; BMW Motorrad; Bombardier Recreational Products Inc.; Bajaj Auto Limited; TVS Motor Company Ltd.; The Hero Group, Ltd.; and Ural Motorcycles. Tesla, Inc. would be another example of a Competitive Business if Tesla is engaged in developing, manufacturing, marketing or selling a two- or three-wheeled motorcycle and/or related products or services.
(3) “Confidential Information” means any and all non-public information, ideas, and materials, other than Trade Secrets, in whatever form, tangible or intangible, related to Company’s business (including, without limitation, the business of any entity owned by, controlled by, or affiliated with the Company) that provides Company with a competitive business advantage by virtue of the information, idea, or material not being generally known to Company’s competitors, Company’s customers, and/or the general public. Confidential Information includes, but is not limited to: project files, product designs, drawings, sketches and processes; production characteristics; testing procedures and results thereof; manufacturing methods, processes, techniques and test results; plant layouts, tooling, engineering evaluations and reports; business plans, financial statements and projections; operating forms (including contracts) and procedures; payroll and personnel records; non-public marketing materials, plans and proposals; customer lists and information, and target lists for new clients and information relating to potential clients; software codes and computer programs; training manuals; policy and procedure manuals; raw materials sources, price and cost information; administrative techniques and documents; and information received by the Company under an obligation of confidentiality to a third party. Confidential Information does not include any information, idea, or material (i) that is disclosed to you without confidential or proprietary restriction by a third party who rightfully possesses the information, idea, or material (likewise without confidential or proprietary restriction) prior to or independent of your employment, (ii) that is rightfully in your possession or part of your general knowledge prior to or independent of your employment, or (iii) that is or becomes publicly known or is legitimately in the public domain through lawful means and without breach of this Restricted Stock Unit Agreement by you, or breach of a similar agreement by others.
(4) “Prohibited Territory” shall mean any country in which the Company, at any time during the time period from the date of this Restricted Stock Unit Agreement through the last day of your employment with the Company, (a) directly or indirectly, such as through a dealer network, marketed or sold its motorcycles or motorcycle-related products or services, or (b) had documented plans to market or sell, directly or indirectly, its motorcycles or motorcycle-related products or services (unless such plans had been abandoned).
(5) “Trade Secrets” means any information, including any data, plan, drawing, specification, pattern, procedure, method, computer data, system, program or design, device, list, tool, or compilation, that relates to the present or planned business of the Company and which: (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means to, other persons who can obtain economic value from their disclosure or use; and (ii) is the subject of efforts that are reasonable under the circumstances to maintain their secrecy. To the extent that the foregoing definition is inconsistent with a definition of "trade secret" under applicable law, the latter definition shall control.
(6) Neither Confidential Information nor Trade Secrets include general skills or knowledge or skills that you obtained prior to your employment with the Company.
Confidentiality:
(1) During the time period from the date of this Restricted Stock Unit Agreement through the date that is two years after the last day of your employment with the Company, regardless of whether your termination of employment is voluntary or involuntary or the reason therefor, you shall not use or disclose any Confidential Information except for the benefit of the Company in the course of your employment by the Company and shall not use or disclose any Confidential Information in competition with or to the detriment of the Company, or for your benefit or the benefit of anyone else other than the Company.
(2) During the time period from the date of this Restricted Stock Unit Agreement and for so long thereafter as such information is not generally known to, and not readily ascertainable by proper means to, other persons who can obtain economic value from its disclosure or use, you will maintain all Trade Secrets to which you have received access while employed by the Company as confidential and as the property of the Company. Nothing in this Agreement shall limit Company’s remedies with respect to your unauthorized use and/or disclosure of Trade Secrets. You understand and acknowledge that you are hereby being provided notice that under the 2016 Defend Trade Secrets Act (DTSA): (i) No individual will be held criminally or civilly liable under federal or state trade secret law for the disclosure of a trade secret (as defined under the DTSA) that: (1) is made in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and

made solely for the purpose of reporting or investigating a suspected violation of law; or (2) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal so that it is not made public; and (ii) An individual who pursues a lawsuit for retaliation by an employer for reporting a suspected violation of the law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal, and does not disclose the trade secret, except as permitted by court order.
(3) Upon termination of your employment with the Company, you will turn over immediately to the Company all Confidential Information and Trade Secrets (including all paper and electronic copies), and you shall retain no copies thereof. You shall attend an exit interview at or around the time of termination and sign a written statement certifying your compliance with the terms of this Restricted Stock Unit Agreement. This Restricted Stock Unit Agreement, including, but not limited to, this confidentiality provision, does not restrict or prevent you from filing a charge or complaint with or from participating in an investigation or proceeding conducted by the EEOC, the National Labor Relations Board, the Securities and Exchange Commission, or any other federal, state, or local agency charged with the enforcement of any laws, including providing documents or other information, or exercising your rights under Section 7 of the NLRA to engage in protected, concerted activity with other employees.
Competitive Employment: During the time period from the date of this Restricted Stock Unit Agreement through the date that is one year after the last day of your employment with the Company, regardless of whether your termination of employment is voluntary or involuntary or the reason therefor, you shall not substantially participate in, supervise, or manage, any activities or services, which are the same as, or substantially similar in function or purpose to, those you performed for the Company during the last twelve (12) months of your employment, or that are likely to result in the unauthorized use or disclosure of Confidential Information or Trade Secrets, for any Competitive Business in the Prohibited Territory. This restriction applies whether Employee is engaged to substantially participate in, supervise, or manage such activities or services as an employee, independent contractor, or consultant under the terms of any agreement, whether verbal, implied, or written.
No Solicitation of Certain Employees: During the time period from the date of this Restricted Stock Unit Agreement through the date that is two years after the last day of your employment with the Company, regardless of whether the termination of your employment is voluntary or involuntary or the reason therefor, you shall not, directly or indirectly, solicit or induce, or assist in any manner in the solicitation or inducement of any employee of the Company who was subject to your direct supervision or about whom you received any Confidential Information, in either event during any part of the last two years of your employment with the Company, to accept any employment, consulting, contracting or other confidential relationship with a Competitive Business. You understand, acknowledge, and agree that such solicitation will disrupt, damage, impair, and interfere with the Company’s business and have a substantial negative impact on the Company’s ability to compete.
No Solicitation of Certain Customers: During the time period from the date of this Restricted Stock Unit Agreement through the date that is two years after the last day of your employment with the Company, regardless of whether the termination of your employment is voluntary or involuntary or the reason therefor, you shall not on behalf of or in connection with any Competitive Business, directly or indirectly, solicit or induce, or assist in any manner in the solicitation or inducement of any customer, distributor or dealer of the Company’s products or services to terminate its relationship with the Company or to purchase or deal in products or services competitive with the Company’s products or services, if you had any material contact with or learned any Confidential Information about the customer, distributor or dealer, in either event through performance of your job duties and responsibilities or through otherwise performing services on behalf of the Company during any part of the last two years of your employment with the Company.
Termination of Employment:
(1) If you cease to be employed by the Company for reasons other than Cause (as defined in the Plan) on or after age fifty-five (55) and if such cessation of employment occurred after the first anniversary of the Grant Date, then, effective immediately prior to the time of cessation of employment, any Restricted Stock Units that were not previously vested will become vested.
(2) Subject to clause (1), if your employment with the Company is terminated for any reason other than death, Disability or Retirement (based solely on clause (ii) of the definition of such term in the Plan, which requires the consent of the Committee), then you will forfeit any Restricted Stock Units that are not vested as of the date your employment is terminated.
(3) Subject to clause (1), if you cease to be employed by the Company by reason of death, Disability or Retirement (based solely on clause (ii) of the definition of such term), then, effective immediately prior to the time of cessation of employment, a portion of the unvested Restricted Stock Units in each Tranche will vest, which portion will be equal to the number of unvested Restricted Stock Units in that Tranche multiplied by a fraction the numerator of which is the number of Months (counting a partial Month as a full Month) from the Grant Date until the date your employment is terminated by reason of death, Disability or Retirement (based solely on clause (ii) of the definition of such term), and the denominator of which is the number of Months from the Grant Date to the anniversary date on which such Tranche would otherwise have become unrestricted if your employment had continued, and you will forfeit the remaining Restricted Stock Units that are not vested. For purposes of this Agreement, a “Month” shall mean the period that begins on the first calendar day after the Grant Date, or the anniversary of the Grant Date that occurs in each calendar month, and ends on the anniversary of the Grant Date that occurs in the following calendar month.
Voting Rights and Dividends: You are not entitled to exercise any voting rights with respect to the Common Stock of HDI underlying your Restricted Stock Units. You will be credited with a cash amounts equivalent to any dividends and other distributions paid with respect to the Common Stock of HDI underlying your Restricted Stock Units (reduced for any tax withholding due), so long as the applicable record date occurs before you forfeit such Restricted Stock Units, and such dividend equivalents will remain subject to the same risk of forfeiture and other terms as the Restricted Stock Units with respect to which they were credited. If, however, any dividends or distributions with respect to the Common Stock of HDI underlying your Restricted Stock Units are paid in Shares rather than cash, you will be credited with additional Restricted Stock Units equal to the number of shares that you would have received had your Restricted Stock Units been actual Shares, and such Restricted Stock Units will be subject to the same risk of forfeiture and other terms of this Restricted Stock Unit Agreement as are the Restricted Stock Units that are granted contemporaneously with this Restricted Stock Unit Agreement. Any amounts due to you under this provision shall be paid to you, in cash in your local currency (using the spot rate then in effect), at the same time as payment is made in respect of the Restricted Stock Units with respect to which the dividend equivalents relate.

Tax Withholding: To the extent that your receipt of Restricted Stock Units, the vesting of Restricted Stock Units or your receipt of payments in respect of Restricted Stock Units results in income to you for federal or local taxes, the Company has the right and authority to deduct or withhold from any compensation it would pay to you (including payments in respect of Restricted Stock Units) an amount, and/or to treat you as having surrendered vested Restricted Stock Units having a value, sufficient to satisfy its withholding obligations. In its discretion, the Company may require you to deliver to the Company or to such other person as the Company may designate at the time the Company is obligated to withhold taxes that arise from such receipt or vesting, as the case may be, such amount as the Company requires to meet its withholding obligation under applicable tax laws or regulations.

Rejection/Acceptance: You have ninety (90) days following the Grant Date to accept this Award through your Fidelity account. If you have not accepted this Award within ninety (90) days following the Grant Date, the Restricted Stock Units granted herein shall be automatically forfeited. If you choose to accept this Restricted Stock Unit Agreement, then you accept the terms of this Award, acknowledge these tax implications and agree and consent to all amendments to the Plan, the Harley-Davidson, Inc. 2009 Incentive Stock Plan and the Harley-Davidson, Inc. 2014 Incentive Stock Plan through the Grant Date as they apply to this Award and any prior awards to you of any kind under such plans.